AB Multi-Manager Select 2015 Fund

Portfolio of Investments

April 30, 2019 (unaudited)

Company	Shares	U.S. $ Value
INVESTMENT COMPANIES - 99.1%
Funds and Investment Trusts - 99.1% (a)
AB All Market Real Return Portfolio-Class Z (b)	215,867	$1,847,822
AB Bond Inflation Strategy Portfolio-Class Z (b)	391,015	4,183,856
AB Discovery Growth Fund, Inc.-Class Z (b)	39,550	469,464
AB Discovery Value Fund-Class Z (b)	23,418	464,153
AB Global Bond Fund, Inc.-Class Z (b)	736,145	6,183,615
AB Global Real Estate Investment Fund II-Class I (b)	50,584	582,216
AB High Income Fund, Inc.-Class Z (b)	225,714	1,850,853
AB Relative Value Fund-Class Z (b)	170,870	946,617
AB Unconstrained Bond Fund, Inc.-Class Z (b)	112,651	932,752
AQR Equity Market Neutral Fund-Class R6	41,398	418,120
AQR International Defensive Style Fund-Class R6	144,436	1,864,669
AQR Large Cap Defensive Style Fund-Class R6	65,013	1,413,379
AQR Style Premia Alternative Fund-Class R6	150,308	1,349,763
BlackRock Total Return Bond Fund-Class K	242,685	2,788,455
Boston Partners Long/Short Research Fund-Class INS	60,084	919,280
DFA Commodity Strategy Portfolio	245,578	1,362,957
iShares Core S&P 500 ETF	22,702	6,718,430
MFS Institutional International Equity Fund	36,222	939,607
PIMCO Real Return Fund	251,005	2,745,998
Schwab US Dividend Equity ETF	42,757	2,307,168
T. Rowe Price Emerging Markets Stock Fund-Class I	20,960	914,081
T. Rowe Price International Funds-International Discovery Fund-Class I	7,224	465,472
Vanguard FTSE Developed Markets ETF	45,647	1,918,543
Vanguard FTSE Emerging Markets ETF	8,038	348,930
Vanguard Short-Term Bond ETF	11,599	922,816
Vanguard Total Bond Market ETF	17,155	1,388,869

Total Investment Companies (cost $45,493,497)		46,247,885

SHORT-TERM INVESTMENTS - 0.9%
Investment Companies - 0.9%
AB Fixed Income Shares, Inc.-Government Money Market Portfolio-Class AB, 2.37% (a)(b)(c) (cost $422,208)	422,208	422,208

Total Investments - 100.0% (cost $45,915,705) (d)		46,670,093
Other assets less liabilities - 0.0%		3,835

Net Assets - 100.0%		$46,673,928

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.

(d)

As of April 30, 2019, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $1,418,356 and gross unrealized depreciation of investments was $(663,968), resulting in net unrealized appreciation of $754,388.

Glossary:

ETF	-	Exchange Traded Fund
FTSE	-	Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2015 Fund

April 30, 2019 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2019:

Investments in Underlying Portfolios:	Level 1	Level 2			Level 3			Total
Assets:
Investment Companies	$46,247,885	$	– 0	–	$	– 0	–	$46,247,885
Short-Term Investments	422,208		– 0	–		– 0	–	422,208

Total	$46,670,093	$	– 0	–	$	– 0	–	$46,670,093

A summary of the Fund’s transactions in AB mutual funds for the nine months ended April 30, 2019 is as follows:

Distributions
Affiliated Issuer	Market Value 7/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 4/30/19 (000)	Dividend Income (000)	Realized Gains (000)
AB All Market Real Return Portfolio	$2,637	$880	$1,516	$68	$(221)	$1,848	$35	$	– 0	–
AB Bond Inflation Strategy Portfolio	3,936	1,424	1,219	(26)	69	4,184	71	– 0	–
AB Discovery Growth Fund, Inc.	437	259	198	(2)	(27)	469	67	– 0	–
AB Discovery Value Fund	440	601	100	(14)	(463)	464	48	– 0	–
AB Global Bond Fund, Inc.	5,701	4,153	3,790	(47)	167	6,184	144	– 0	–
AB Global Real Estate Investment Fund II	446	647	495	(26)	10	582	22	– 0	–
AB High Income Fund, Inc.	1,760	196	450	(6)	351	1,851	95	– 0	–
AB Relative Value Fund	877	655	518	36	(103)	947	78	– 0	–
AB Unconstrained Bond Fund, Inc.	886	306	236	– 0	–	(23)	933	18	– 0	–
Government Money Market Portfolio	– 0	–	18,767	18,345	– 0	–	– 0	–	422	– 0	–	4

Total	$17,120	$27,888	$26,867	$(17)	$(240)	$17,884	$578	$4